SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 19, 2004

                           MEDIA SERVICES GROUP, INC.

               (Exact name of Registrant as specified in charter)



  Nevada                       0-16730                 88-0085608
--------------------------------------------------------------------------------
(State or other              (Commission              (I.R.S. Employer
jurisdiction of              File No.)              Identification No.)
incorporation)


                               575 Madison Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)

                                  917-339-7134
              (Registrant's telephone number, including area code)

Item 2.02: Results of Operations and Financial Condition

On October 14, 2004, Media Services Group, Inc. (the "Company") announced its results for the fourth fiscal quarter of 2004 and for the fiscal year ended June 30, 2004.

On March 31, 2004, the Company completed the sale of substantially all the assets relating to its legacy business. The results reported in this release and the related form 10K for the fiscal year ended June 30, 2004 reflect operations which have been fully divested from the Company.

For the three months ended June 30, 2004, the Company recognized operating expenses of $585,429, including ordinary corporate overhead and preliminary funding of Future Developments America, Inc. The Company also took a one-time non-cash charge of $377,363 related to an option grant provided to consultants who assisted the Company in its acquisition activities, yielding a net loss attributable to common stockholders of $(962,792). The Company ended the fiscal year on June 30, 2004 with $2,548,598 in cash on the balance sheet.

For the year ending June 30, 2004, the Company reported net loss attributable to common shareholders of $(3,030,199) or $(2.62) basic and diluted loss per share. This compares to a net income attributable to common shareholders of $11,355,982 for the year ending June 30, 2003 representing $11.62 basic earnings per share and $9.90 diluted earnings per share. The June 30, 2003 results included a $13,970,813 one-time gain on the redemption of the Company's then outstanding preferred stock and a $3,905,387 one-time gain on the termination of a lease.

The foregoing summary is qualified in its entirety by the Press Release incorporated herein as Exhibit 99.1.

The information furnished in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01: Financial Statements and Exhibits

(a) N/A (b) N/A
(c) The following documents are filed herewith as exhibits to this Form 8-K:

Exhibit No.
99.1     Press Release issued by the Registrant dated October 14, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           MEDIA SERVICES GROUP, INC.

Date: October 19, 2004                    By: /s/ Richard J. Mitchell III
                                              ----------------------------
                                          Name:    Richard J. Mitchell III
                                          Title:   Chief Accounting Officer






                                  EXHIBIT INDEX

Exhibit No.                   Description of Exhibit

99.1     Press Release issued by the Registrant dated September 23, 2004.